Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Award Grant Practices
We do not currently grant stock options, stock appreciation rights or similar option-like instruments as part of our equity compensation program.
We have not granted stock options since fiscal year 2022 and the Committee does not presently intend to reintroduce such awards to the Company’s equity compensation program. We grant equity awards on an annual basis at approximately the same time every year and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment or promotion. We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false